REPORT FROM THE INVESTMENT ADVISER

-----------------------------------------------------------------------------

Dear Shareholder:

The Alpha Government Securities Portfolio is an open-end diversified money market fund that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests primarily in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect thereof. All investments are restricted to maturities of 13 months or less.

PERFORMANCE

For the 12 months ended December 31, 1996, the Alpha Government Securities Portfolio produced a total return of 4.54%. In comparison, the average U.S. Treasury money market fund as tracked by Lipper Analytical Services Inc. produced a return of 4.73%. The Portfolio's 7-day yield was 4.70%.*

ECONOMIC OVERVIEW

Economic growth accelerated in the fourth quarter after a more modest 2.1% rate of growth in the third quarter. For the entire year, Gross Domestic Product expanded at a rate of roughly 2.5%. Although the economy produced many mixed signals during the year, the Federal Reserve Board took no action after January 31, 1996, when it lowered short-term interest rates by 0.25% to 5.25%. Inflation, the unemployment rate and the budget deficit are each at their lowest levels in more than twenty years.

INTEREST-RATE ENVIRONMENT

Although the federal funds rate -- the interest rate banks charge each other for overnight loans -- has remained the same for about a year, the yields on three-month and six-month Treasury bills have risen because investors are concerned that the Fed will raise the federal funds rate to stave off inflation. The Federal Reserve Board is clearly very concerned about a recurrence of inflation. If there are such signs, then the Fed would be likely to raise short-term interest rates. Labor markets are getting tighter, and oil prices have risen sharply in recent months. In addition, the booming stock market has increased wealth, creating an environment for spending.

PORTFOLIO STRATEGY

The Alpha Government Securities Portfolio continues to be conservatively managed, investing primarily in U.S. Treasury bills and U.S. Government agency securities maturing within one month. In contrast, the average maturity for these types of funds is typically two to three months. By keeping the maturity very short, the Portfolio is not losing yield because interest rates on 30-day paper are virtually identical to rates on 60-90 day securities. In addition, we will be positioned to reinvest at higher rates if there were to be a change in Federal Reserve Board policy.

OUTLOOK

Although there is conflicting economic data, there is a concern that the Federal Reserve Board may have to raise short-term interest rates sometime during 1997. Rapid growth of the domestic economy for two or more consecutive quarters would rekindle inflation fears -- particularly with labor markets tight and rising energy prices -- and push interest rates higher.

Sincerely,

Mark Silverstein
Portfolio Manager

------------------
AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YIELDS WILL FLUCTUATE, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00 PER SHARE.

*CERTAIN FEES WERE BEING WAIVED. HAD THESE WAIVERS NOT BEEN IN EFFECT, THE 7-DAY YIELD WOULD HAVE BEEN 4.17%.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                   INTEREST/               PRINCIPAL     AMORTIZED
                                                                   DISCOUNT    MATURITY     AMOUNT         COST
                                                                     RATE        DATE        (000)       (NOTE 2)
                                                                   --------    --------    ---------    -----------
U.S. GOVERNMENT AGENCIES -- 61.3%:
  Federal Home Loan Bank........................................    6.40%*     1/22/97      $ 4,500     $ 4,486,271
  Federal Home Loan Mortgage Corp. .............................    6.98*      2/06/97        6,000       5,968,440
  Federal National Mortgage Assoc. .............................    6.79*      2/12/97        4,000       3,975,080
                                                                                                        -----------

Total U.S. Government Agencies
  (amortized cost -- $14,429,791)...............................                                         14,429,791
                                                                                                        -----------

Total Investments, at value
  (amortized cost -- $14,429,791)...............................                                         14,429,791
                                                                                                        -----------
REPURCHASE AGREEMENTS -- 39.0%:
  Goldman Sachs, dated 12/31/96 (Collateralized by $2,025,000
    U.S. Treasury Bonds, 7.88%, due 2/15/21,
    value -- $2,347,988)........................................     5.25      1/02/97        2,300       2,300,000
  Morgan Stanley, dated 12/31/96 (Collateralized by $1,845,000
    U.S. Treasury Bonds, 8.75%, due 8/15/20,
    value -- $2,346,615)........................................     6.25      1/02/97        2,300       2,300,000
  Nomura Securities International, dated 12/31/96
    (Collateralized by $2,240,000 U.S. Treasury Notes, 7.75%,
    due 12/31/99, value -- $2,349,200)..........................     6.00      1/02/97        2,300       2,300,000
  Union Bank of Switzerland, dated 12/31/96 (Collateralized by
    $1,835,000 U.S. Treasury Bonds, 8.88%, due 2/15/19,
    value -- $2,346,506)........................................     5.88      1/02/97        2,300       2,300,000
                                                                                                        -----------
TOTAL REPURCHASE AGREEMENTS
  (AMORTIZED COST -- $9,200,000)................................                                          9,200,000
                                                                                                        -----------
TOTAL INVESTMENTS (AMORTIZED
  COST -- $23,629,791)(a) -- 100.3%.............................                                         23,629,791
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%).................                                            (69,175)
                                                                                                        -----------
NET ASSETS -- 100.0%............................................                                        $23,560,616
                                                                                                        ===========

----------
Percentages indicated are based on net assets of $23,560,616.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Discount notes. Yield at issue date.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (amortized cost $14,429,791).............................   $14,429,791
  Repurchase agreements (amortized cost $9,200,000)............................................     9,200,000
  Cash.........................................................................................        79,656
  Interest receivable..........................................................................         1,493
  Other assets.................................................................................            31
                                                                                                  -----------
Total assets...................................................................................    23,710,971
                                                                                                  -----------

LIABILITIES
  Dividends payable............................................................................        94,007
  Accrued expenses and other payables:
    Advisory fees..............................................................................         2,118
    Administration fees........................................................................         1,696
    Shareholder service fees...................................................................         3,175
    Other......................................................................................        49,359
                                                                                                  -----------
Total liabilities..............................................................................       150,355
                                                                                                  -----------
NET ASSETS.....................................................................................   $23,560,616
                                                                                                  ===========
Shares Outstanding ($0.001 par value, 1 billion shares authorized).............................    23,585,209
                                                                                                  ===========
Net Asset Value, Offering Price and Redemption Price per Share.................................         $1.00
                                                                                                         ====

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...............................................................   $    23,585
  Additional paid-in capital...................................................................    23,693,039
  Undistributed net investment income..........................................................         3,585
  Accumulated net realized losses on investment transactions...................................      (159,593)
                                                                                                  -----------
Net Assets, December 31, 1996..................................................................   $23,560,616
                                                                                                  ===========

----------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..............................................................................               $1,783,771
                                                                                                     ----------

EXPENSES
  Advisory fees.......................................................................  $  33,718
  Administration fees.................................................................     43,664
  Shareholder service fees............................................................    151,145
  Custodian fees and expenses.........................................................     92,012
  Transfer agent fees and expenses....................................................     24,708
  Audit fees..........................................................................     20,720
  Legal fees..........................................................................     16,462
  Reports to shareholders.............................................................      8,598
  Directors' fees.....................................................................      5,059
  Registration fees...................................................................      7,305
  Other expenses......................................................................      9,181
                                                                                        ---------
  Total expenses before waivers.......................................................    412,572
  Less: Fee waivers...................................................................   (117,689)
  Less: Expenses paid by third parties................................................     (6,103)
                                                                                        ---------
  Total expenses......................................................................                  288,780
                                                                                                     ----------

Net Investment Income.................................................................                1,494,991
                                                                                                     ----------

REALIZED GAINS FROM SECURITIES TRANSACTIONS
  Net realized gains from securities transactions.....................................                      330
                                                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................               $1,495,321
                                                                                                      =========

----------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED       YEAR ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                      1996             1995
                                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income........................................................   $  1,494,991     $  2,377,992
  Net realized gains (losses) from securities transactions.....................            330             (650)
                                                                                  -------------    -------------
  Net increase in net assets resulting from operations.........................      1,495,321        2,377,342
                                                                                  -------------    -------------
Dividends to shareholders from net investment income...........................     (1,494,991)      (2,377,992)
                                                                                  -------------    -------------
Portfolio Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed..........................................    457,515,761      667,359,185
  Net asset value of shares issued for reinvestment of dividends...............      1,401,155        2,346,709
  Cost of shares redeemed......................................................   (490,237,477)    (657,928,571)
                                                                                  -------------    -------------
  Net increase (decrease) in net assets from Portfolio share transactions......    (31,320,561)      11,777,323
                                                                                  -------------    -------------
Total Increase (Decrease)......................................................    (31,320,231)      11,776,673
NET ASSETS
  Beginning of year............................................................     54,880,847       43,104,174
                                                                                  -------------    -------------
  End of year (including undistributed net investment income of $3,585 at
    December 31, 1996 and 1995)................................................   $ 23,560,616     $ 54,880,847
                                                                                  ============     ============
SHARE TRANSACTIONS:
  Issued.......................................................................    457,515,761      667,359,185
  Reinvested...................................................................      1,401,155        2,346,709
  Redeemed.....................................................................   (490,237,477)    (657,928,571)
                                                                                  -------------    -------------
  Change in shares.............................................................    (31,320,561)      11,777,323
                                                                                  ============     ============

----------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate only to the Alpha Government Securities Portfolio (the "Portfolio"). The investment objective of the Portfolio is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio plans on terminating the offering of its shares and redeeming them in 1997.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A) Securities Valuation and Restrictions:

     Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. The Portfolio may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

B) Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) Repurchase Agreements:

     The Portfolio's custodian and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D) Expenses:

     Organization costs have been deferred and are being amortized by the Portfolio on a straight-line basis over five years. Direct expenses of the Portfolio are charged to the Portfolio and general Fund expenses are allocated among the Fund's respective portfolios.

E) Federal Income Taxes:

     It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1996, the Portfolio had capital loss carryovers of approximately $159,593 which are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Such capital loss carryovers will expire in 2001 ($936), 2002 ($156,833) and 2003 ($1,824).
At December 31, 1996, the cost of portfolio securities held by the Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes.

F) Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly. Distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets are not affected by this change.

G) Other:

     The Portfolio maintains a cash balance with its custodian and receives a reduction of its custody fees for the amount of interest earned on such uninvested cash balance. For the year ended December 31, 1996, custodian fees were decreased by $6,103. There was no effect on net investment income. The Portfolio could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     BEA Associates ("BEA") serves as the Portfolio's investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolio's administrator and Concord Financial Group, Inc. ("Distributor") serves as the distributor of the Portfolio's shares. Concord and the Distributor are each a subsidiary of The BISYS Group, Inc.

     As investment adviser, BEA supervises and assists in the overall operations of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, BEA is entitled to receive a fee from the Portfolio at an annual rate of 0.10% of the average daily net assets of the Portfolio. Such fees are accrued daily and paid monthly.

     As administrator, Concord assists in supervising the operations of the Portfolio. For its services,

Concord is entitled to receive a fee based on the following schedule:

    ANNUAL            PORTFOLIO'S AVERAGE
     RATE              DAILY NET ASSETS
    ------    -----------------------------------
     0.13%    Less than $200 million
              $200 million to less than $300
     0.12%      million
              $300 million to less than $350
     0.11%      million
     0.10%    $350 million and over

     For the year ended December 31, 1996, Concord voluntarily agreed to waive a portion of its fee, totaling $16,795.

     The Portfolio has a Shareholder Servicing Agreement (the "Servicing Agreement"), pursuant to which financial institutions agree to provide certain services to the Portfolio's shareholders in return for payment by the Portfolio of 0.45% (annualized) of the average daily net assets of the Portfolio. Services provided by the financial institutions may include developing and monitoring investor programs that are offered from time to time, providing dedicated walk-in and telephone facilities to handle shareholder inquiries and investor needs, developing and maintaining specialized systems for the automatic investment of such institution's client account balances, paying for the operation of arrangements that facilitate same-day share purchases by such institution's clients and providing a facility to receive purchase and redemption orders. For the year ended December 31, 1996, expenses of $100,894 were waived relating to the Servicing Agreement.

     On December 16, 1994, the Board of Directors approved an agreement between BEA, Concord and the financial institutions who provide services to the Portfolio under the Servicing Agreement, to make a capital contribution payable from their fees to the Portfolio in the aggregate amount of $135,000. This contribution commenced on January 1, 1995 and ended November 11, 1995. The parties contributing their fees received no shares of the Portfolio or other consideration in exchange for such contribution.

     Certain officers and Directors of the Fund are "affiliated persons" (as defined in the Act) of Concord. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to all of the portfolios constituting the Fund. The Portfolio has been allocated a portion of these fees.

THE INFINITY MUTUAL FUNDS, INC.
ALPHA GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEARS ENDED DECEMBER 31
                                                   ----------------------------------------------------------------
                                                     1996          1995          1994          1993          1992
                                                   --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF YEAR............     $  0.999      $  0.999      $  1.000      $  1.000      $  1.000
                                                   --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.......................        0.044         0.048         0.036         0.027         0.033
  Net realized gains (losses) from securities
    transactions..............................           --            --        (0.004)           --            --
                                                   --------      --------      --------      --------      --------
  Net income from investment operations.......        0.044         0.048         0.032         0.027         0.033
                                                   --------      --------      --------      --------      --------
Less dividends and distributions:
  Dividends from net investment income........       (0.044)       (0.048)       (0.036)       (0.027)       (0.033)
                                                   --------      --------      --------      --------      --------
  Total dividends and distributions...........       (0.044)       (0.048)       (0.036)       (0.027)       (0.033)
                                                   --------      --------      --------      --------      --------
Increase due to voluntary capital contribution
  from affiliates (Note 3)....................           --            --         0.003            --            --
                                                   --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR..................     $  0.999      $  0.999      $  0.999      $  1.000      $  1.000
                                                   ========      ========      ========      ========      ========
Total Return..................................         4.54%         4.95%         3.65%         2.73%         3.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).............     $ 23,561      $ 54,881      $ 43,104      $ 39,069      $ 43,124
  Ratio of expenses to average net assets.....         0.86%         0.76%         0.60%         0.56%         0.60%
  Ratio of net investment income to average
    net assets................................         4.45%         4.83%         3.61%         2.70%         3.40%
  Ratio of expenses to average net assets*....         1.23%**       1.11%         1.06%         1.06%         1.10%
  Ratio of net investment income to average
    net assets*...............................         4.10%         4.48%         3.15%         2.20%         2.90%

----------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Infinity Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities of the Alpha Government Securities Portfolio (one of the portfolios constituting The Infinity Mutual Funds, Inc.), including the portfolio of investments as of December 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Government Securities Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York

February 14, 1997

Federal Income Tax Status of Dividends (Unaudited)
--------------------------------------------------------------------------------

The Infinity Mutual Funds, Inc. -- Alpha Government Securities Portfolio has determined that 100% of the dividends paid during the year ended December 31, 1996 were paid from net investment income and are subject to federal income tax. Of these dividends, 62.71% was derived from U.S. Government Obligations.

                           INFINITY MUTUAL FUNDS LOGO
                -----------------------------------------------

                        THE INFINITY MUTUAL FUNDS, INC.
                               3435 Stelzer Road
                               Columbus, OH 43219
                                 1-800-852-9730
                -----------------------------------------------

                               INVESTMENT ADVISER
                                 BEA ASSOCIATES
                              One Citicorp Center
                              153 East 53rd Street
                               New York, NY 10019
                -----------------------------------------------

                                 ADMINISTRATOR
                          CONCORD HOLDING CORPORATION
                               3435 Stelzer Road
                               Columbus, OH 43219
                -----------------------------------------------

                                  DISTRIBUTOR
                         CONCORD FINANCIAL GROUP, INC.
                               3435 Stelzer Road
                               Columbus, OH 43219
                -----------------------------------------------

                                   CUSTODIAN
                              THE BANK OF NEW YORK
                              90 Washington Street
                               New York, NY 10286
                -----------------------------------------------

                                 TRANSFER AGENT
                          & DIVIDEND DISBURSING AGENT
                           BISYS FUND SERVICES, INC.
                               3435 Stelzer Road
                               Columbus, OH 43219

                 This report is not authorized for distribution
            to prospective investors unless preceded or accompanied
                            by a current prospectus.

 COIALPD96A

                                 ANNUAL REPORT
                               DECEMBER 31, 1996

                                     ALPHA
                                   GOVERNMENT
                                   SECURITIES
                                   PORTFOLIO

                                                     INFINITY MUTUAL FUNDS LOGO